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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  June 29, 2000


                             SYNTROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-21911               73-1565725
(State or other jurisdiction of      (Commission           (I.R.S. Employer
       incorporation)                File Number)         Identification No.)


                               1350 SOUTH BOULDER
                                   SUITE 1100
                          TULSA, OKLAHOMA  74119-3295
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (918) 592-7900

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ITEM 5. OTHER EVENTS.

     On June 29, 2000, Syntroleum Corporation (the "Company") entered into a Purchase Agreement dated June 29, 2000 (the "Purchase Agreement") between the Company and the underwriters named in Schedule A thereto (the "Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Salomon Smith Barney Inc. and Petrie Parkman & Co., Inc. are acting as representatives. The Purchase Agreement relates to a public offering of 6,037,500 shares of the Company's common stock (including 787,500 shares subject to the Underwriters' over-allotment option) under a registration statement on Form S-3
(No. 333-32968). The Purchase Agreement is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

     1.1 Purchase Agreement dated as of June 29, 2000 between the Company and the Underwriters.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNTROLEUM CORPORATION



                                    By:  /s/ Eric Grimshaw
                                         -----------------
                                    Name:  Eric Grimshaw
                                    Title: Vice President, General Counsel
                                           and Secretary


Date: June 29, 2000

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